Effective immediately, the following information is added to the sub-section entitled "Ownership of Fund Shares" in Appendix C entitled "Portfolio Manager(s)":

The following table shows the dollar range of equity securities of the Fund beneficially owned by one of the Fund’s portfolio managers as of March 6, 2013. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Joshua P. Marston	D

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